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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): October 4, 2007


                                PATHOGENICS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     333-123431                 93-1192725
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


             99 Derby Street, Suite 200
                     Hingham, MA                                    02043
      (Address of principal executive offices)                    (Zip code)


       Registrant's telephone number, including area code: (781) 556-1090


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 4.01. Changes in Registrant's Certifying Accountant.
---------------------------------------------------------

On October 4, 2007, Pathogenics, Inc. ( the "Company") dismissed Malone & Bailey, PC ("Malone") as its independent registered public accounting firm. The decision to dismiss Malone was approved by the Company's Board of Directors.

Malone's reports on the Company's financial statements for the two fiscal years ended December 31, 2006 and 2005, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: Malone's reports on the Company's financial statements as of and for both of the years ended December 31, 2006 and December 31, 2005, which financial statements and reports were included in the Company's Annual Reports on Form 10-KSB for the years ended December 31, 2006 and 2005, respectively, contained a separate paragraph that included a statement that the Company's recurring operating losses, lack of revenue and its need for significant additional capital to develop its product candidates raised substantial doubt about the Company's ability to continue as a going concern.

During the Company's two most recent fiscal years ended December 31, 2006 and 2005, and through October 11, 2007, there were no disagreements between the Company and Malone on any manner of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements for such years.

None of the reportable events described under Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the two most recent fiscal years ended December 31, 2006 and 2005, or within the interim period through October 4, 2007.

The Company has provided Malone with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission ("SEC") and requested Malone to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached, as Exhibit 16, is a copy of Malone's letter to the SEC, dated October 11, 2007 stating its agreement with such statements.

On October 4, 2007, the Company engaged GBH CPAs, PC ("GBH") as its new independent registered public accounting firm. The engagement of GBH was approved by the Company's Board of Directors. During Pathogenics' two most recent fiscal years ended December 31, 2006 and 2005, and through October 4, 2007, neither the Company nor anyone acting on its behalf consulted with GBH regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements and either written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement and required to be reported under Item 304(a)(1)(iv) of Regulation S-B and the related instructions thereto.

Item 9.01 Financial Statements and Exhibits
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Exhibit 16  Letter from Malone & Bailey, PC

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PATHOGENICS, INC.

                                           By: /s/ Frederic P. Zotos
                                           -------------------------------------
                                           Frederic P. Zotos
                                           President and Chief Executive Officer
Date: October 11, 2007